UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 4, 2003


                                KELLWOOD COMPANY
             (Exact name of registrant as specified in its charter)


         Delaware                      001-07340                362472410
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                             Identification No.)



         600 Kellwood Parkway, St. Louis, Missouri              63017
               (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (314) 576-3100




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Item 5.           Other Events

                  On February 4, 2003, Registrant issued a press release announcing that it has signed an Asset Purchase and Sale Agreement with Briggs New York Corporation. A copy of the Asset Purchase and Sale Agreement is attached as Exhibit 10.9 to this Form 8-K and incorporated herein by reference. A copy of the press release with respect to the Asset Purchase and Sale Agreement is attached hereto as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

                  (c)  Exhibits

                           Number No.        Description
                           ----------        -----------


                           10.9 Asset Purchase and Sale Agreement by and among Briggs New York
                                             Corporation, Newkell II, Inc., and
                                             Kellwood Company, dated February 4,
                                             2003.

                           99.1              Press release dated February 4,
                                             2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         KELLWOOD COMPANY


                                         By:   /s/ W. Lee Capps
                                            ------------------------------------
                                               W. Lee Capps
                                               Senior Vice President Finance and
                                               Chief Financial Officer


Dated: February 5, 2003